UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2022

FRANKLIN

GLOBAL MARKET

NEUTRAL FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin Global Market Neutral Fund for the twelve-month reporting period ended September 30, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective June 29, 2022, Vaneet Chadha, CFA, and Sundaram Chettiappan, CFA, joined the Fund’s portfolio management team. Effective June 29, 2022, Russell Shtern is no longer a portfolio manager for the Fund. For more information, please see the Fund’s prospectus supplement dated June 29, 2022.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2022

II	Franklin Global Market Neutral Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation. The Fund seeks positive returns unrelated to the broad global market by selecting both long and short positions in equity securities from anywhere in the world while applying measures that attempt to control for risk.

We at Franklin Advisers, Inc., the Fund’s subadviser, buy equity securities that we consider to be undervalued (“long positions”) and sell short equity securities that we consider to be overvalued (“short positions”). We use quantitative models to select long and short position sizes that we believe will achieve overall market neutrality, thereby attempting to limit the effects of global stock market movements on overall Fund performance. We view market neutrality to mean that the exposure of the long and short positions should offset one another producing a net equity exposure that is approximately +/- 1% under normal market conditions. Because of the Fund’s market neutral strategy, the Fund is intended to have returns that are generally independent of the returns and direction of the global stock market, although there can be no assurance that it will achieve that result.

Under normal market conditions, the Fund will invest primarily in common stocks, preferred stocks, convertible securities, American depositary receipts, global depository receipts, master limited partnerships (MLPs), real estate investment trusts (REITs), and securities of other investment companies including exchange-traded funds (ETFs). As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will invest in or have exposure to at least three countries, which may include the United States. The Fund may invest without limit in securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

When we deem it to be appropriate, the Fund may enter into various derivative transactions as a principal investment strategy using total return swaps, equity futures, options, warrants, and other similar investments. Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the Fund’s portfolio; in an attempt to enhance returns; and to manage cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equity returns were volatile and negative across all regions and virtually all sectors for the twelve-month reporting period ended September 30, 2022, with the MSCI All Country World Index (“MSCI ACWI”)i returning -20.66% for the reporting period.

Global equity markets advanced in U.S. dollar terms during the fourth quarter of 2021, with the MSCI ACWI returning 6.68%. Early in the period, markets were hit by uncertainty around the COVID-19 pandemic and global supply-chain issues. Worries over continued inflation and when this would prompt key developed market central banks to tighten policy

Franklin Global Market Neutral Fund 2022 Annual Report	1

Fund overview (cont’d)

and raise interest rates also weighed on investors’ minds. In December, the Federal Reserve Board (the “Fed”) announced an acceleration in the pace at which it dials back on bond-buying and indicated it could raise interest rates three times in 2022. The positive quarterly result was largely due to gains in December as fears about the Omicron variant of the coronavirus faded; though appearing to be more contagious, the variant reportedly causing milder symptoms, especially among the vaccinated. Year-end buying may also have supported equity markets.

Global equity markets declined in the first quarter of 2022, pressured by high inflation, tightening monetary policy and geopolitical instability. The MSCI ACWI returned -5.36% in U.S. dollar terms for the quarter. Rebounding consumer demand, alongside continued supply-chain disruptions, drove inflation in many countries to reach the highest levels in decades. In response, some of the world’s central banks tightened monetary policy. Russia’s invasion of Ukraine further tested financial markets, drawing condemnation from many other countries and sanctions aimed largely at Russia’s banks and prominent individuals. These sanctions, potential additional future sanctions and the war itself raised the possibility of trade disruptions, as Russia is a major global producer of oil, gas, palladium and several other important commodities as well as Europe’s largest supplier of oil and natural gas. Brent crude oil prices rose rapidly, touching their highest mark since 2014 amid significant volatility. Global growth stocks, which are typically more sensitive to changing economic conditions, declined significantly, while global value equities decreased slightly. Energy stocks surged along with crude oil prices, and several financial stocks rallied as well, thanks in part to the expectation that higher interest rates will lift profits.

Investor concerns about persistently high inflation, tightening monetary policy, geopolitical instability and slower global economic growth pressured global financial markets in the second quarter of 2022. Record-high inflation in multiple countries—driven by consumer demand and continued supply-chain disruptions—prompted many central banks to raise interest rates. Additionally, the ongoing Russia-Ukraine war and resulting sanctions continued to disrupt trade and pushed crude oil and natural gas prices to record highs, though natural gas prices ended the quarter lower. Recession fears increased along with high inflation, rising interest rates and surging government bond yields, dampening consumer sentiment in many countries. In this environment, the MSCI ACWI returned -15.66% in U.S. dollar terms, the worst quarterly decline since the beginning of the COVID-19 pandemic in early 2020. All major regions posted double-digit percentage losses.

Following a strong rally during the first half of the third quarter of 2022, global equities fell sharply during the remainder of the period, marking a third consecutive quarterly decline. Investors worried that the global economy would weaken further or enter a recession as many central banks tighten monetary policy. Global manufacturing activity contracted in September for the first time since June 2020 as output fell, new orders decreased and international trade contracted. Although inflationary pressures began to ease as the price of many commodities declined, annual inflation rates remained near or at record highs in

2	Franklin Global Market Neutral Fund 2022 Annual Report

multiple regions, prompting many central banks to continue raising interest rates. The equity rally in the quarter’s first half was fueled by optimism that the Fed would start cutting interest rates in 2023. However, that sentiment vanished after the release of the Fed’s July meeting minutes and hawkish comments made by Fed officials and other central bankers at the Jackson Hole Economic Symposium in late August. The selloff in global stocks intensified in September as the Fed raised rates for the fifth time in 2022 and reiterated its focus on bringing down inflation despite potentially adverse economic effects. In this environment, the MSCI ACWI of stocks returned -6.82% (net returns) in U.S. dollar terms for the third quarter.

Q. How did we respond to these changing market conditions?

A. Given that our process is designed to limit the effects of global stock market movements on overall fund performance, changing market conditions do not necessitate a change in our process.

Performance review

For the twelve months ended September 30, 2022, Class A shares of Franklin Global Market Neutral Fund, excluding sales charges, returned 8.58%. The Fund’s unmanaged benchmark, the FTSE 3-Month U.S. Treasury Bill Indexii, returned 0.63% for the same period. The Lipper Alternative Equity Market Neutral Funds Category Averageiii returned 1.77% over the same time frame.

Performance Snapshot as of September 30, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Franklin Global Market Neutral Fund:
Class A	2.09%	8.58%
Class C	1.64%	7.70%
Class I	2.17%	8.82%
Class IS	2.16%	8.91%
FTSE 3-Month U.S. Treasury Bill Index	0.59%	0.63%
Lipper Alternative Equity Market Neutral Funds Category Average	-1.83%	1.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Franklin Global Market Neutral Fund 2022 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 28, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 3.57%, 4.24%, 3.20% and 3.17%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.55% for Class A shares, 2.30% for Class C shares, 1.20% for Class I shares and 1.10% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for each class as a result of acquired fund fees and expenses and dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned, or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to performance was stock selection across all regions and most sectors. At the region level, selection yielded meaningful value in all regions but was especially strong in continental Europe. Selection was mixed at the sector level but strong overall, led by the health care, energy, consumer staples and consumer discretionary sectors. The stock selection model was positive across all dimensions, and especially strong in value, cash flow and earnings growth factors.

Q. What were the leading detractors from performance?

A. Stock selection in the communication services sector was a leading detractor from performance. From an allocation perspective, a negative net exposure to Japan was a detractor from performance, as was a negative net exposure to information technology at the sector level. Within the factor library, short term momentum and reversal struggled over the period.

4	Franklin Global Market Neutral Fund 2022 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in Franklin Global Market Neutral Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

October 12, 2022

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The Fund’s market neutral strategy may result in greater losses or lower positive returns than if the Fund held only long positions. Although the subadviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the Fund’s market neutral strategy will be successful. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across all positions. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. There is no assurance strategies used by the Fund will be successful. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses. Additional risks may include those risks associated with REITs, MLPs and investing in securities issued by other investment companies, including ETFs. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Franklin Global Market Neutral Fund 2022 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten long holdings (as a percentage of net assets) as of September 30, 2022 were: Whitehaven Coal Ltd. (0.6%), Wolters Kluwer NV (0.6%), Criteo SA (0.6%), Balfour Beatty PLC (0.6%), Qualys Inc. (0.6%), OCI NV (0.6%), Molina Healthcare Inc. (0.6%), Daito Trust Construction Co. Ltd. (0.6%), BJ’s Wholesale Club Holdings Inc. (0.6%) and McKesson Corp. (0.6%). Please refer to pages 13 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector long holdings (as a percentage of net assets) as of September 30, 2022 were: industrials (16.3%), financials (12.8%), consumer discretionary (11.3%), information technology (10.9%) and health care (8.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI All Country World Index (“MSCI ACWI”) is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indices comprising 23 developed and 26 emerging market country indices.

ii	The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 42 funds for the six-month period and among the 40 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Franklin Global Market Neutral Fund 2022 Annual Report

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2022 and September 30, 2021 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Securities sold short breakdown* (%) as a percent of total securities sold short

*

The bar graph above represents the composition of the Fund’s investments sold short as of September 30, 2022 and September 30, 2021 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Franklin Global Market Neutral Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on April 1, 2022 and held for the six months ended September 30, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.09%	$1,000.00	$1,020.90	4.03%	$20.42	Class A	5.00%	$1,000.00	$1,004.86	4.03%	$20.25
Class C	1.64	1,000.00	1,016.40	4.76	24.06	Class C	5.00	1,000.00	1,001.20	4.76	23.88
Class I	2.17	1,000.00	1,021.70	3.94	19.97	Class I	5.00	1,000.00	1,005.31	3.94	19.81
Class IS	2.16	1,000.00	1,021.60	3.84	19.46	Class IS	5.00	1,000.00	1,005.82	3.84	19.31

8	Franklin Global Market Neutral Fund 2022 Annual Report

[1]	For the six months ended September 30, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Franklin Global Market Neutral Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/22	8.58%	7.70%	8.82%	8.91%
Five Years Ended 9/30/22	0.15	N/A	0.47	0.53
Inception* through 9/30/22	0.74	0.10	1.07	1.12

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/22	2.30%	6.70%	8.82%	8.91%
Five Years Ended 9/30/22	-1.04	N/A	0.47	0.53
Inception* through 9/30/22	-0.13	0.10	1.07	1.12

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/30/15 through 9/30/22)	5.18%
Class C (Inception date of 7/16/18 through 9/30/22)	0.43
Class I (Inception date of 11/30/15 through 9/30/22)	7.52
Class IS (Inception date of 11/30/15 through 9/30/22)	7.92

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, I and IS shares is November 30, 2015 and for Class C is July 16, 2018.

10	Franklin Global Market Neutral Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Franklin Global Market Neutral Fund vs. FTSE 3-Month U.S. Treasury Bill Index† — November 30, 2015 - September 30, 2022

Value of $1,000,000 invested in

Class I and IS Shares of Franklin Global Market Neutral Fund vs. FTSE 3-Month U.S. Treasury Bill Index† — November 30, 2015 - September 30, 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Franklin Global Market Neutral Fund 2022 Annual Report	11

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and IS shares of Franklin Global Market Neutral Fund on November 30, 2015 (inception date), assuming the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2022. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the FTSE 3-Month U.S. Treasury Bill Index. The FTSE 3-Month U.S. Treasury Bill Index (the “Index”) is an unmanaged market index generally representative of the average yield of 3-month U.S. Treasury bills. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	Franklin Global Market Neutral Fund 2022 Annual Report

Schedule of investments

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 90.5%
Communication Services — 6.7%
Diversified Telecommunication Services — 0.4%
Orange SA	17,300	$156,470	(a)
Entertainment — 0.8%
Daiichikosho Co. Ltd.	4,800	135,292	(a)
G5 Entertainment AB	3,295	55,875	(a)
GungHo Online Entertainment Inc.	8,400	129,038	(a)
Total Entertainment		320,205
Interactive Media & Services — 2.0%
Alphabet Inc., Class C Shares	1,505	144,706	*(b)
Auto Trader Group PLC	30,743	174,346	(a)
Meta Platforms Inc., Class A Shares	656	89,006	*(b)
Rightmove PLC	31,702	169,127	(a)
Yelp Inc.	5,972	202,510	*(b)
Total Interactive Media & Services		779,695
Media — 3.1%
Criteo SA, ADR	8,605	232,593	*(b)
Fuji Media Holdings Inc.	19,600	143,951	(a)
Nippon Television Holdings Inc.	14,700	117,790	(a)
Pearson PLC	12,700	121,280	(a)
Sinclair Broadcast Group Inc., Class A Shares	6,748	122,071	(b)
SKY Perfect JSAT Holdings Inc.	55,400	198,361	(a)
ValueCommerce Co. Ltd.	5,800	88,728	(a)
Vivendi SE	25,000	193,915	(a)
Total Media		1,218,689
Wireless Telecommunication Services — 0.4%
Freenet AG	9,400	178,144	(a)
Total Communication Services		2,653,203
Consumer Discretionary — 11.3%
Auto Components — 0.9%
Linamar Corp.	3,200	124,655
NGK Spark Plug Co. Ltd.	11,900	211,053	(a)
Total Auto Components		335,708
Automobiles — 0.4%
Bayerische Motoren Werke AG	2,120	143,688	(a)
Distributors — 0.3%
Inchcape PLC	16,858	127,649	(a)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	13

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Hotels, Restaurants & Leisure — 0.6%
InterContinental Hotels Group PLC	2,289	$110,242	(a)
Trainline PLC	34,458	121,463	*
Total Hotels, Restaurants & Leisure		231,705
Household Durables — 2.0%
Crest Nicholson Holdings PLC	54,109	109,811	(a)
Forbo Holding AG, Registered Shares	131	141,643	(a)
PulteGroup Inc.	5,017	188,138	(b)
Redrow PLC	26,781	117,921	(a)
Sumitomo Forestry Co. Ltd.	9,100	138,525	(a)
Tama Home Co. Ltd.	6,400	103,840	(a)
Total Household Durables		799,878
Leisure Products — 0.7%
Sega Sammy Holdings Inc.	10,700	145,729	(a)
Spin Master Corp.	4,300	129,403	(b)
Total Leisure Products		275,132
Multiline Retail — 1.4%
Dillard’s Inc., Class A Shares	715	195,023	(b)
Dollarama Inc.	2,500	143,519
J Front Retailing Co. Ltd.	14,500	117,991	(a)
Next PLC	2,015	106,948	(a)
Total Multiline Retail		563,481
Specialty Retail — 2.2%
Advance Auto Parts Inc.	742	116,004
AutoZone Inc.	101	216,335	*(b)
Industria de Diseno Textil SA	6,032	124,480	(a)
Lowe’s Cos. Inc.	1,074	201,708	(b)
Penske Automotive Group Inc.	1,283	126,286	(b)
United Arrows Ltd.	8,200	103,413	(a)
Total Specialty Retail		888,226
Textiles, Apparel & Luxury Goods — 2.8%
Burberry Group PLC	9,564	191,046	(a)
Deckers Outdoor Corp.	596	186,315	*(b)
Gildan Activewear Inc.	6,200	175,271
Goldwin Inc.	2,600	137,440	(a)
Hermes International	131	154,072	(a)
Pandora A/S	2,846	133,097	(a)
Swatch Group AG, Bearer Shares	685	153,850	(a)
Total Textiles, Apparel & Luxury Goods		1,131,091
Total Consumer Discretionary		4,496,558

See Notes to Financial Statements.

14	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Staples — 6.7%
Beverages — 0.6%
Heineken Holding NV	2,300	$157,455	(a)
Takara Holdings Inc.	12,800	93,500	(a)
Total Beverages		250,955
Food & Staples Retailing — 3.7%
Alimentation Couche-Tard Inc.	2,800	112,722
BJ’s Wholesale Club Holdings Inc.	3,078	224,109	*(b)
Empire Co. Ltd., Class A Shares	5,000	124,371
George Weston Ltd.	1,700	177,993	(b)
Jeronimo Martins SGPS SA	10,042	187,016	(a)
Kesko oyj, Class B Shares	5,017	93,602	(a)
Kroger Co.	2,927	128,056	(b)
Lawson Inc.	3,600	117,777	(a)
Loblaw Cos. Ltd.	2,200	174,204	(b)
Tesco PLC	58,580	134,445	(a)
Total Food & Staples Retailing		1,474,295
Food Products — 1.4%
Kellogg Co.	2,120	147,679
Morinaga Milk Industry Co. Ltd.	4,000	117,265	(a)
Tyson Foods Inc., Class A Shares	1,696	111,817
Viscofan SA	3,005	164,271	(a)
Total Food Products		541,032
Personal Products — 0.7%
L’Oreal SA	616	196,961	(a)
USANA Health Sciences Inc.	1,731	97,023	*(b)
Total Personal Products		293,984
Tobacco — 0.3%
British American Tobacco PLC	3,181	114,063	(a)
Total Consumer Staples		2,674,329
Energy — 4.3%
Oil, Gas & Consumable Fuels — 4.3%
BP PLC	38,759	185,206	(a)
Cosmo Energy Holdings Co. Ltd.	6,000	154,801	(a)
Eni SpA	14,691	156,146	(a)
Imperial Oil Ltd.	4,000	173,193
Inpex Corp.	16,400	152,964	(a)
Marathon Petroleum Corp.	1,969	195,581	(b)
Parex Resources Inc.	9,200	134,335	(b)
Repsol SA	13,390	153,854	(a)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	15

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Suncor Energy Inc.	6,300	$177,413
Whitehaven Coal Ltd.	40,926	237,447	(a)
Total Energy		1,720,940
Financials — 12.8%
Banks — 3.9%
Associated Banc-Corp.	5,832	117,107
Banco Bilbao Vizcaya Argentaria SA	37,863	169,848	(a)
Banco de Sabadell SA	260,381	173,638	(a)
Comerica Inc.	2,089	148,528	(b)
First BanCorp	9,755	133,448
Lloyds Banking Group PLC	208,341	94,168	(a)
Natwest Group PLC	61,920	154,225	(a)
Nishi-Nippon Financial Holdings Inc.	25,500	132,428	(a)
Societe Generale SA	6,786	134,201	(a)
Washington Federal Inc.	5,733	171,875	(b)
Zions Bancorp NA	2,173	110,519
Total Banks		1,539,985
Capital Markets — 2.0%
3i Group PLC	9,555	114,731	(a)
Azimut Holding SpA	8,403	119,854	(a)
Bank of New York Mellon Corp.	2,915	112,286	(b)
Canaccord Genuity Group Inc.	22,000	107,822	(b)
Intermediate Capital Group PLC	12,000	129,450	(a)
Investec PLC	27,726	112,407
UBS Group AG, Registered Shares	6,868	99,641	(a)
Total Capital Markets		796,191
Consumer Finance — 0.8%
Acom Co. Ltd.	47,100	101,133	(a)
Ally Financial Inc.	3,642	101,357	(b)
Synchrony Financial	4,241	119,554	(b)
Total Consumer Finance		322,044
Diversified Financial Services — 1.1%
Fuyo General Lease Co. Ltd.	2,200	120,099	(a)
Jackson Financial Inc., Class A Shares	5,076	140,859	(b)
Plus500 Ltd.	10,570	193,379	(a)
Total Diversified Financial Services		454,337
Insurance — 3.9%
American Financial Group Inc.	848	104,245
American International Group Inc.	2,807	133,276	(b)
Arch Capital Group Ltd.	2,986	135,982	*(b)

See Notes to Financial Statements.

16	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — continued
Aviva PLC	29,899	$128,232	(a)
Axis Capital Holdings Ltd.	3,494	171,730	(b)
Hartford Financial Services Group Inc.	1,961	121,464
Japan Post Holdings Co. Ltd.	30,100	199,419	(a)
Legal & General Group PLC	38,581	92,092	(a)
MetLife Inc.	2,985	181,428	(b)
SCOR SE	9,914	143,331	(a)
Unum Group	3,882	150,622	(b)
Total Insurance		1,561,821
Thrifts & Mortgage Finance — 1.1%
Essent Group Ltd.	4,180	145,757	(b)
MGIC Investment Corp.	10,285	131,854
Radian Group Inc.	8,480	163,579	(b)
Total Thrifts & Mortgage Finance		441,190
Total Financials		5,115,568
Health Care — 8.0%
Health Care Equipment & Supplies — 0.5%
Inmode Ltd.	6,627	192,912	*(b)
Health Care Providers & Services — 2.9%
Alfresa Holdings Corp.	13,400	156,171	(a)
BML Inc.	4,500	101,577	(a)
Cardinal Health Inc.	2,544	169,634
CVS Health Corp.	1,484	141,529
Humana Inc.	318	154,290
McKesson Corp.	656	222,955	(b)
Molina Healthcare Inc.	685	225,940	*(b)
Total Health Care Providers & Services		1,172,096
Life Sciences Tools & Services — 0.8%
Mettler-Toledo International Inc.	155	168,038	*(b)
Waters Corp.	596	160,640	*(b)
Total Life Sciences Tools & Services		328,678
Pharmaceuticals — 3.8%
Bayer AG, Registered Shares	2,121	97,724	(a)
Chugai Pharmaceutical Co. Ltd.	7,900	197,366	(a)
Hisamitsu Pharmaceutical Co. Inc.	7,200	169,017	(a)
Indivior PLC	61,213	194,085	*(a)
Ipsen SA	1,500	138,825	(a)
Laboratorios Farmaceuticos Rovi SA	3,923	168,594	(a)
Novo Nordisk A/S, Class B Shares	1,940	193,259	(a)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	17

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Pharmaceuticals — continued
Ono Pharmaceutical Co. Ltd.	6,500	$151,832	(a)
Roche Holding AG	589	191,739	(a)
Total Pharmaceuticals		1,502,441
Total Health Care		3,196,127
Industrials — 16.3%
Aerospace & Defense — 1.0%
BAE Systems PLC	13,996	122,975	(a)
Bombardier Inc., Class B Shares	7,220	129,258	*(b)
Lockheed Martin Corp.	424	163,787
Total Aerospace & Defense		416,020
Air Freight & Logistics — 0.4%
Expeditors International of Washington Inc.	1,999	176,532	(b)
Airlines — 1.0%
Delta Air Lines Inc.	4,537	127,308	*(b)
Qantas Airways Ltd.	52,801	169,445	*(a)
Southwest Airlines Co.	3,703	114,200	*(b)
Total Airlines		410,953
Building Products — 1.8%
AGC Inc.	4,200	130,754	(a)
AO Smith Corp.	2,807	136,364	(b)
Cie de Saint-Gobain	3,923	140,269	(a)
Lennox International Inc.	417	92,854	(b)
Masco Corp.	4,180	195,164	(b)
Total Building Products		695,405
Commercial Services & Supplies — 0.4%
Serco Group PLC	90,000	156,107	(a)
Construction & Engineering — 0.6%
Balfour Beatty PLC	67,856	232,143
Industrial Conglomerates — 0.4%
Smiths Group PLC	10,179	169,551	(a)
Machinery — 3.4%
Allison Transmission Holdings Inc.	4,029	136,019
Amada Co. Ltd.	27,600	187,539	(a)
Bucher Industries AG, Registered Shares	520	162,226	(a)
DMG Mori Co. Ltd.	16,000	182,738	(a)
Ebara Corp.	4,600	149,892	(a)
GEA Group AG	3,750	121,361	(a)
Krones AG	1,400	123,033	(a)

See Notes to Financial Statements.

18	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Machinery — continued
NGK Insulators Ltd.	15,700	$195,414	(a)
OKUMA Corp.	3,000	103,021	(a)
Total Machinery		1,361,243
Marine — 1.8%
A.P. Moller - Maersk A/S, Class B Shares	96	174,454	(a)
Kuehne + Nagel International AG, Registered Shares	880	179,196	(a)
Mitsui OSK Lines Ltd.	8,000	143,141	(a)
Nippon Yusen KK	8,800	149,370	(a)
ZIM Integrated Shipping Services Ltd.	2,568	60,348	(b)
Total Marine		706,509
Professional Services — 2.6%
JAC Recruitment Co. Ltd.	10,500	160,779	(a)
ManpowerGroup Inc.	1,851	119,741	(b)
McMillan Shakespeare Ltd.	19,812	163,059	(a)
Meitec Corp.	12,500	197,778	(a)
Robert Half International Inc.	2,089	159,808	(b)
Wolters Kluwer NV	2,390	232,723	(a)
Total Professional Services		1,033,888
Road & Rail — 0.8%
ArcBest Corp.	1,643	119,495
Ryder System Inc.	2,507	189,254	(b)
Total Road & Rail		308,749
Trading Companies & Distributors — 1.4%
Howden Joinery Group PLC	33,000	184,356	(a)
Marubeni Corp.	12,800	111,686	(a)
Mitsui & Co. Ltd.	6,500	138,319	(a)
Russel Metals Inc.	6,500	120,932
Total Trading Companies & Distributors		555,293
Transportation Infrastructure — 0.7%
Mitsubishi Logistics Corp.	4,700	110,767	(a)
Sumitomo Warehouse Co. Ltd.	11,200	152,181	(a)
Total Transportation Infrastructure		262,948
Total Industrials		6,485,341
Information Technology — 10.9%
Communications Equipment — 1.0%
F5 Inc.	821	118,824	*
Nokia oyj, ADR	37,460	159,954	(b)
Telefonaktiebolaget LM Ericsson, Class B Shares	19,403	113,419	(a)
Total Communications Equipment		392,197

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	19

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Electronic Equipment, Instruments & Components — 2.1%
Amano Corp.	6,100	$102,495	(a)
Arrow Electronics Inc.	1,351	124,549	*(b)
Celestica Inc.	16,000	134,825	*(b)
Hirose Electric Co. Ltd.	900	118,030	(a)
Horiba Ltd.	3,300	127,993	(a)
Murata Manufacturing Co. Ltd.	2,500	115,068	(a)
Topcon Corp.	9,500	105,949	(a)
Total Electronic Equipment, Instruments & Components		828,909
IT Services — 1.5%
Alten SA	1,431	157,252	(a)
Amdocs Ltd.	1,802	143,169
Indra Sistemas SA	15,374	117,067	(a)
Reply SpA	1,749	182,174	(a)
Total IT Services		599,662
Semiconductors & Semiconductor Equipment — 2.2%
Applied Materials Inc.	1,880	154,028	(b)
ASML Holding NV	411	170,269	(a)
Melexis NV	2,279	154,180	(a)
ON Semiconductor Corp.	2,226	138,746	*(b)
SCREEN Holdings Co. Ltd.	2,200	119,370	(a)
Silicon Laboratories Inc.	954	117,762	*
Total Semiconductors & Semiconductor Equipment		854,355
Software — 2.0%
Check Point Software Technologies Ltd.	1,790	200,516	*(b)
Fortinet Inc.	2,439	119,828	*
Qualys Inc.	1,650	229,994	*(b)
Splunk Inc.	1,484	111,597	*
Teradata Corp.	4,538	140,950	*(b)
Total Software		802,885
Technology Hardware, Storage & Peripherals — 2.1%
Apple Inc.	1,014	140,135	(b)
Dell Technologies Inc., Class C Shares	4,032	137,773	(b)
HP Inc.	4,240	105,661	(b)
NetApp Inc.	2,448	151,409	(b)
Pure Storage Inc., Class A Shares	6,256	171,226	*(b)
Seagate Technology Holdings PLC	2,634	140,208	(b)
Total Technology Hardware, Storage & Peripherals		846,412
Total Information Technology		4,324,420

See Notes to Financial Statements.

20	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Materials — 7.3%
Chemicals — 4.0%
CF Industries Holdings Inc.	1,134	$109,147	(b)
Chemours Co.	4,241	104,541
Huntsman Corp.	4,897	120,172	(b)
K+S AG, Registered Shares	11,027	208,818	(a)
Kuraray Co. Ltd.	21,100	147,515	(a)
Methanex Corp.	3,700	117,856	(b)
Mosaic Co.	2,969	143,492
Nutrien Ltd.	1,800	150,114
OCI NV	6,210	227,358	(a)
Tokyo Ohka Kogyo Co. Ltd.	3,500	146,039	(a)
Yara International ASA	3,075	107,918	(a)
Total Chemicals		1,582,970
Metals & Mining — 3.0%
Acerinox SA	19,500	155,072	(a)
Alcoa Corp.	2,969	99,937	(b)
Coronado Global Resources Inc.	120,339	134,350	(a)
Evraz PLC	66,007	0	(a)(c)(d)
Hudbay Minerals Inc.	31,200	125,582	(b)
Iluka Resources Ltd.	19,933	115,400	(a)
Outokumpu oyj	33,796	115,732	(a)
South32 Ltd.	69,336	164,597	(a)
Sumitomo Metal Mining Co. Ltd.	5,000	143,283	(a)
Teck Resources Ltd., Class B Shares	4,900	149,020	(b)
Total Metals & Mining		1,202,973
Paper & Forest Products — 0.3%
Louisiana-Pacific Corp.	2,807	143,690	(b)
Total Materials		2,929,633
Real Estate — 3.5%
Equity Real Estate Investment Trusts (REITs) — 2.9%
Dexus	30,642	152,431	(a)
Dream Industrial Real Estate Investment Trust	12,800	99,427
EPR Properties	3,817	136,878	(b)
Host Hotels & Resorts Inc.	10,709	170,059	(b)
Inmobiliaria Colonial Socimi SA	14,691	70,931	(a)
Kilroy Realty Corp.	2,900	122,119
Klepierre SA	10,179	176,965	(a)
Simon Property Group Inc.	1,463	131,304
Stockland	55,970	117,135	(a)
Total Equity Real Estate Investment Trusts (REITs)		1,177,249

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	21

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Real Estate Management & Development — 0.6%
Daito Trust Construction Co. Ltd.		2,400	$224,501	(a)
Total Real Estate			1,401,750
Utilities — 2.7%
Electric Utilities — 0.7%
NRG Energy Inc.		3,703	141,714	(b)
Origin Energy Ltd.		36,579	121,368	(a)
Total Electric Utilities			263,082
Gas Utilities — 0.3%
Nippon Gas Co. Ltd.		8,500	121,061	(a)
Independent Power and Renewable Electricity Producers — 0.3%
Electric Power Development Co. Ltd.		7,000	98,990	(a)
Multi-Utilities — 1.4%
AGL Energy Ltd.		38,519	168,036	(a)
Atco Ltd., Class I Shares		3,300	101,412
Centrica PLC		236,224	185,366	*(a)
Engie SA		10,603	122,039	(a)
Total Multi-Utilities			576,853
Total Utilities			1,059,986
Total Investments before Short-Term Investments (Cost — $40,064,708)			36,057,855

	Rate
Short-Term Investments — 5.0%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,971,919)	2.846%	1,971,919	1,971,919
Total Investments — 95.5% (Cost — $42,036,627)			38,029,774
Other Assets in Excess of Liabilities — 4.5%			1,808,310
Total Net Assets — 100.0%			$39,838,084

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)	Security is valued using significant unobservable inputs (Note 1).

(d)	Value is less than $1.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

22	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

Summary of Investments by Country** (unaudited)
United States	32.0%
Japan	19.5
United Kingdom	10.1
Canada	7.6
France	5.1
Australia	4.1
Spain	3.4
Germany	2.3
Netherlands	2.1
Switzerland	1.9
Denmark	1.3
Italy	1.2
Israel	1.2
Finland	1.0
Portugal	0.5
Sweden	0.4
Belgium	0.4
Puerto Rico	0.4
Brazil	0.3
Russia	0.0 ‡
Short-Term Investments	5.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2022 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	23

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Securities Sold Short — (90.7)%
Common Stocks — (90.7)%
Communication Services — (6.9)%
Diversified Telecommunication Services — (2.5)%
Cellnex Telecom SA	(4,373)	$(134,892	) (a)
Deutsche Telekom AG, Registered Shares	(8,540)	(145,365	) (a)
Elisa oyj	(2,438)	(110,463	) (a)
Infrastrutture Wireless Italiane SpA	(16,005)	(139,636	) (a)
Telecom Italia SpA	(705,000)	(130,402	) *(a)
TELUS Corp.	(9,505)	(188,753)
Vantage Towers AG	(6,200)	(160,394	) (a)
Total Diversified Telecommunication Services		(1,009,905)
Entertainment — (1.6)%
Embracer Group AB	(18,926)	(112,178	) *(a)
Liberty Media Corp.-Liberty Formula One, Class C Shares	(1,908)	(111,618	) *
Manchester United PLC, Class A Shares	(11,706)	(155,339)
Take-Two Interactive Software Inc.	(1,325)	(144,425	) *
Toho Co. Ltd.	(2,700)	(98,179	) (a)
Total Entertainment		(621,739)
Interactive Media & Services — (1.0)%
Adevinta ASA	(23,643)	(140,858	) *(a)
Domain Holdings Australia Ltd.	(55,347)	(113,907	) (a)
Z Holdings Corp.	(43,700)	(115,834	) (a)
Total Interactive Media & Services		(370,599)
Media — (1.5)%
Future PLC	(7,500)	(108,427	) (a)
ITV PLC	(166,887)	(105,315	) (a)
Kadokawa Corp.	(6,700)	(122,844	) (a)
Shaw Communications Inc., Class B Shares	(6,200)	(150,764)
Viaplay Group AB	(3,826)	(74,326	) *(a)
Total Media		(561,676)
Wireless Telecommunication Services — (0.3)%
SoftBank Group Corp.	(3,800)	(128,786	) (a)
Total Communication Services		(2,692,705)
Consumer Discretionary — (11.0)%
Auto Components — (1.2)%
ARB Corp. Ltd.	(4,877)	(86,649	) (a)
Autoliv Inc., SDR	(2,150)	(145,105	) (a)
Dana Inc.	(8,421)	(96,252)
Sumitomo Electric Industries Ltd.	(17,000)	(172,576	) (a)
Total Auto Components		(500,582)

See Notes to Financial Statements.

24	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Automobiles — (0.3)%
Toyota Motor Corp.	(10,700)	$(139,854	) (a)
Diversified Consumer Services — (0.7)%
ADT Inc.	(25,841)	(193,549)
Mister Car Wash Inc.	(9,387)	(80,540	) *
Total Diversified Consumer Services		(274,089)
Hotels, Restaurants & Leisure — (3.1)%
Aramark	(5,614)	(175,157)
Basic-Fit NV	(4,510)	(135,424	) *(a)
Flutter Entertainment PLC	(1,433)	(157,962	) *(a)
Food & Life Cos. Ltd.	(6,500)	(99,685	) (a)
Fuji Kyuko Co. Ltd.	(4,800)	(142,169	) (a)
Genius Sports Ltd.	(28,204)	(103,509	) *
Oriental Land Co. Ltd.	(1,100)	(149,192	) (a)
Wingstop Inc.	(1,075)	(134,827)
Zensho Holdings Co. Ltd.	(6,900)	(170,590	) (a)
Total Hotels, Restaurants & Leisure		(1,268,515)
Household Durables — (1.1)%
Fujitsu General Ltd.	(5,900)	(122,773	) (a)
Garmin Ltd.	(1,378)	(110,667)
Iida Group Holdings Co. Ltd.	(8,200)	(110,998	) (a)
Nagawa Co. Ltd.	(1,300)	(66,706	) (a)
Total Household Durables		(411,144)
Internet & Direct Marketing Retail — (3.1)%
Amazon.com Inc.	(1,433)	(161,929	) *
Auction Technology Group PLC	(12,087)	(95,567	) *(a)
BHG Group AB	(15,101)	(19,321	) *(a)
Delivery Hero SE	(3,643)	(133,068	) *(a)
DoorDash Inc., Class A Shares	(2,120)	(104,834	) *
Etsy Inc.	(1,000)	(100,130	) *
Farfetch Ltd., Class A Shares	(16,328)	(121,644	) *
Just Eat Takeaway.com NV	(6,785)	(105,247	) *(a)
Mercari Inc.	(7,200)	(96,035	) *(a)
Prosus NV	(3,180)	(165,445	) (a)
Rakuten Group Inc.	(25,500)	(109,127	) (a)
THG PLC	(181,594)	(75,841	) *(a)
Total Internet & Direct Marketing Retail		(1,288,188)
Leisure Products — (0.3)%
Thule Group AB	(5,161)	(102,758	) (a)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	25

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Multiline Retail — (0.4)%
B&M European Value Retail SA	(17,678)	$(60,127	) (a)
Wesfarmers Ltd.	(4,029)	(110,147	) (a)
Total Multiline Retail		(170,274)
Specialty Retail — (0.1)%
Carvana Co.	(1,045)	(21,214	) *
Textiles, Apparel & Luxury Goods — (0.7)%
Crocs Inc.	(1,802)	(123,725	) *
EssilorLuxottica SA	(1,194)	(162,292	) (a)
Total Textiles, Apparel & Luxury Goods		(286,017)
Total Consumer Discretionary		(4,462,635)
Consumer Staples — (7.1)%
Beverages — (1.6)%
Anheuser-Busch InBev SA/NV	(3,500)	(158,538	) (a)
Boston Beer Co. Inc., Class A Shares	(477)	(154,381	) *
Ito En Ltd.	(3,700)	(149,665	) (a)
Monster Beverage Corp.	(1,696)	(147,484	) *
Total Beverages		(610,068)
Food & Staples Retailing — (2.5)%
Aeon Co. Ltd.	(9,300)	(173,664	) (a)
Endeavour Group Ltd.	(27,779)	(124,843	) (a)
J Sainsbury PLC	(65,737)	(127,305	) (a)
Kobe Bussan Co. Ltd.	(4,500)	(108,258	) (a)
Kusuri no Aoki Holdings Co. Ltd.	(3,400)	(160,267	) (a)
MatsukiyoCocokara & Co.	(2,900)	(124,390	) (a)
Ocado Group PLC	(17,176)	(89,134	) *(a)
Shop Apotheke Europe NV	(1,802)	(72,444	) *(a)
Zur Rose Group AG	(709)	(20,914	) *(a)
Total Food & Staples Retailing		(1,001,219)
Food Products — (1.8)%
Bakkafrost P/F	(2,756)	(109,689	) (a)
Dole PLC	(10,514)	(76,752)
Freshpet Inc.	(2,031)	(101,733	) *
J & J Snack Foods Corp.	(866)	(112,121)
Kagome Co. Ltd.	(5,800)	(120,811	) (a)
Premium Brands Holdings Corp.	(1,500)	(92,301)
Salmar ASA	(2,200)	(74,154	) (a)
Total Food Products		(687,561)
Household Products — (0.3)%
Unicharm Corp.	(3,600)	(118,098	) (a)

See Notes to Financial Statements.

26	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Personal Products — (0.9)%
Kose Corp.	(1,200)	$(123,725	) (a)
Olaplex Holdings Inc.	(8,400)	(80,220	) *
Unilever PLC, ADR	(4,000)	(175,360)
Total Personal Products		(379,305)
Total Consumer Staples		(2,796,251)
Energy — (4.0)%
Energy Equipment & Services — (0.8)%
ChampionX Corp.	(6,534)	(127,870)
John Wood Group PLC	(71,039)	(100,323	) *(a)
Worley Ltd.	(13,465)	(109,776	) (a)
Total Energy Equipment & Services		(337,969)
Oil, Gas & Consumable Fuels — (3.2)%
Enbridge Inc.	(4,100)	(152,027)
Enviva Inc.	(1,612)	(96,817)
Iwatani Corp.	(3,100)	(116,731	) (a)
Kinetik Holdings Inc.	(3,498)	(113,965)
New Fortress Energy Inc.	(2,866)	(125,273)
NexGen Energy Ltd.	(36,400)	(132,282	) *
Parkland Corp.	(6,900)	(147,855)
PrairieSky Royalty Ltd.	(12,600)	(162,454)
TC Energy Corp.	(3,500)	(140,978)
Tellurian Inc.	(35,834)	(85,643	) *
Total Oil, Gas & Consumable Fuels		(1,274,025)
Total Energy		(1,611,994)
Financials — (12.8)%
Banks — (4.8)%
Bank of Kyoto Ltd.	(4,600)	(168,938	) (a)
CaixaBank SA	(49,091)	(158,116	) (a)
First Financial Bankshares Inc.	(4,180)	(174,849)
Glacier Bancorp Inc.	(2,756)	(135,402)
Home BancShares Inc.	(5,089)	(114,553)
Huntington Bancshares Inc.	(11,586)	(152,704)
Mitsubishi UFJ Financial Group Inc.	(22,000)	(99,663	) (a)
Mitsubishi UFJ Financial Group Inc., ADR	(25,300)	(113,850)
National Australia Bank Ltd.	(7,178)	(132,906	) (a)
Pacific Premier Bancorp Inc.	(3,710)	(114,862)
Prosperity Bancshares Inc.	(2,687)	(179,169)
ServisFirst Bancshares Inc.	(1,484)	(118,720)
Shiga Bank Ltd.	(4,800)	(86,870	) (a)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	27

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Shinsei Bank Ltd.	(9,500)	$(136,443	) (a)
United Bankshares Inc.	(3,225)	(115,294)
Total Banks		(2,002,339)
Capital Markets — (4.8)%
Allfunds Group PLC	(18,130)	(132,497	) (a)
Ares Management Corp., Class A Shares	(1,642)	(101,722)
BlackRock Inc.	(185)	(101,802)
Blue Owl Capital Inc.	(12,422)	(114,655)
Brookfield Asset Management Inc., Class A Shares	(3,905)	(159,675)
Charles Schwab Corp.	(2,067)	(148,555)
EQT AB	(7,421)	(143,390	) (a)
London Stock Exchange Group PLC	(1,771)	(149,559	) (a)
Moody’s Corp.	(537)	(130,550)
MSCI Inc.	(333)	(140,456)
Nordnet AB publ	(10,989)	(124,434	) (a)
S&P Global Inc.	(503)	(153,591)
Schroders PLC	(30,429)	(130,793	) (a)
Tradeweb Markets Inc., Class A Shares	(2,210)	(124,688)
Total Capital Markets		(1,856,367)
Consumer Finance — (0.3)%
Credit Saison Co. Ltd.	(10,400)	(121,875	) (a)
Diversified Financial Services — (0.6)%
Challenger Ltd.	(27,885)	(104,460	) (a)
Industrivarden AB, Class C Shares	(6,696)	(133,546	) (a)
Total Diversified Financial Services		(238,006)
Insurance — (2.3)%
Arthur J Gallagher & Co.	(1,135)	(194,335)
BRP Group Inc., Class A Shares	(4,718)	(124,319	) *
Kemper Corp.	(2,650)	(109,339)
Phoenix Group Holdings PLC	(17,494)	(101,882	) (a)
Tokio Marine Holdings Inc.	(7,000)	(124,412	) (a)
Trupanion Inc.	(1,493)	(88,729	) *
Tryg A/S	(8,472)	(174,895	) (a)
Total Insurance		(917,911)
Total Financials		(5,136,498)
Health Care — (8.0)%
Health Care Equipment & Supplies — (3.6)%
Alcon Inc.	(2,650)	(153,926	) (a)
Ambu A/S, Class B Shares	(12,617)	(109,630	) (a)
Asahi Intecc Co. Ltd.	(10,900)	(173,837	) (a)

See Notes to Financial Statements.

28	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Equipment & Supplies — continued
Baxter International Inc.	(2,226)	$(119,892)
ConvaTec Group PLC	(66,797)	(151,801	) (a)
Insulet Corp.	(568)	(130,299	) *
Menicon Co. Ltd.	(6,400)	(131,265	) (a)
Penumbra Inc.	(530)	(100,488	) *
ResMed Inc.	(551)	(120,283)
Siemens Healthineers AG	(3,200)	(137,266	) (a)
Stryker Corp.	(742)	(150,285)
Total Health Care Equipment & Supplies		(1,478,972)
Health Care Providers & Services — (1.0)%
Guardant Health Inc.	(2,986)	(160,736	) *
HealthEquity Inc.	(2,817)	(189,218	) *
Orpea SA	(2,873)	(31,378	) *(a)
Total Health Care Providers & Services		(381,332)
Health Care Technology — (1.3)%
Change Healthcare Inc.	(7,198)	(197,873	) *
Definitive Healthcare Corp.	(7,527)	(116,970	) *
JMDC Inc.	(2,400)	(78,584	) (a)
M3 Inc.	(3,600)	(100,518	) (a)
Total Health Care Technology		(493,945)
Life Sciences Tools & Services — (1.5)%
Bachem Holding AG	(1,908)	(119,998	) (a)
Evotec SE	(6,969)	(121,162	) *(a)
Illumina Inc.	(662)	(126,303	) *
Sartorius Stedim Biotech	(344)	(105,517	) (a)
Tecan Group AG, Registered Shares	(360)	(123,496	) (a)
Total Life Sciences Tools & Services		(596,476)
Pharmaceuticals — (0.6)%
AstraZeneca PLC	(1,166)	(128,178	) (a)
Dechra Pharmaceuticals PLC	(3,900)	(113,260	) (a)
Total Pharmaceuticals		(241,438)
Total Health Care		(3,192,163)
Industrials — (16.6)%
Aerospace & Defense — (0.9)%
Boeing Co.	(954)	(115,510	) *
CAE Inc.	(6,100)	(93,574	) *
Rolls-Royce Holdings PLC	(184,600)	(141,376	) *(a)
Total Aerospace & Defense		(350,460)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	29

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Airlines — (0.6)%
Japan Airlines Co. Ltd.	(9,000)	$(161,172	) *(a)
Wizz Air Holdings PLC	(4,612)	(80,225	) *(a)
Total Airlines		(241,397)
Building Products — (1.1)%
Daikin Industries Ltd.	(1,000)	(153,869	) (a)
Kingspan Group PLC, ISE	(532)	(23,969	) (a)
Kingspan Group PLC, LSE	(1,800)	(80,217	) (a)
Nibe Industrier AB, Class B Shares	(15,904)	(141,867	) (a)
Total Building Products		(399,922)
Commercial Services & Supplies — (2.3)%
Biffa PLC	(35,049)	(161,232)
Boyd Group Services Inc.	(1,100)	(138,520)
Cleanaway Waste Management Ltd.	(62,556)	(109,058	) (a)
GFL Environmental Inc.	(6,000)	(151,634)
Japan Elevator Service Holdings Co. Ltd.	(10,300)	(134,779	) (a)
Rentokil Initial PLC	(23,600)	(125,091	) (a)
Secom Co. Ltd.	(1,900)	(108,336	) (a)
Total Commercial Services & Supplies		(928,650)
Construction & Engineering — (0.6)%
Quanta Services Inc.	(911)	(116,052)
SNC-Lavalin Group Inc.	(8,300)	(138,198)
Total Construction & Engineering		(254,250)
Electrical Equipment — (1.3)%
Nordex SE	(13,041)	(102,758	) *(a)
Rockwell Automation Inc.	(583)	(125,409)
Siemens Gamesa Renewable Energy SA	(9,702)	(169,154	) *(a)
Vestas Wind Systems A/S	(7,165)	(131,928	) (a)
Total Electrical Equipment		(529,249)
Industrial Conglomerates — (1.0)%
Aker ASA, Class A Shares	(2,120)	(136,989	) (a)
Hitachi Ltd.	(3,600)	(153,202	) (a)
Storskogen Group AB, Class B Shares	(128,823)	(103,350	) (a)
Total Industrial Conglomerates		(393,541)
Machinery — (3.6)%
Alstom SA	(7,952)	(128,630	) (a)
Chart Industries Inc.	(836)	(154,117	) *
Fluidra SA	(7,739)	(116,047	) (a)
Kubota Corp.	(10,200)	(141,748	) (a)
Kurita Water Industries Ltd.	(4,700)	(166,865	) (a)
Makita Corp.	(6,100)	(118,373	) (a)

See Notes to Financial Statements.

30	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Machinery — continued
MINEBEA MITSUMI Inc.	(7,200)	$(106,516	) (a)
SKF AB, Class B Shares	(8,400)	(112,532	) (a)
Stanley Black & Decker Inc.	(1,484)	(111,612)
Valmet oyj	(7,000)	(141,514	) (a)
Weir Group PLC	(5,619)	(86,989	) (a)
Total Machinery		(1,384,943)
Professional Services — (2.5)%
Adecco Group AG, Registered Shares	(3,869)	(106,783	) (a)
Benefit One Inc.	(7,900)	(110,732	) (a)
Clarivate PLC	(10,920)	(102,539	) *
CoStar Group Inc.	(1,696)	(118,126	) *
Dun & Bradstreet Holdings Inc.	(12,601)	(156,126)
Equifax Inc.	(636)	(109,029)
RWS Holdings PLC	(31,100)	(111,119)
TransUnion	(1,749)	(104,048)
Total Professional Services		(918,502)
Road & Rail — (1.3)%
Canadian Pacific Railway Ltd.	(2,000)	(133,507)
East Japan Railway Co.	(2,700)	(138,468	)(a)
Hankyu Hanshin Holdings Inc.	(5,800)	(174,558	)(a)
Tokyu Corp.	(9,700)	(110,624	)(a)
Total Road & Rail		(557,157)
Trading Companies & Distributors — (0.3)%
MonotaRO Co. Ltd.	(7,000)	(107,414	) (a)
Transportation Infrastructure — (1.1)%
Auckland International Airport Ltd.	(32,847)	(131,661	) *(a)
Japan Airport Terminal Co. Ltd.	(4,400)	(183,884	) *(a)
Transurban Group	(15,527)	(122,623	) (a)
Total Transportation Infrastructure		(438,168)
Total Industrials		(6,503,653)
Information Technology — (10.9)%
Communications Equipment — (0.3)%
ViaSat Inc.	(4,029)	(121,797	) *
Electronic Equipment, Instruments & Components — (0.9)%
Hexagon AB, Class B Shares	(14,154)	(132,186	) (a)
Omron Corp.	(2,100)	(96,216	) (a)
Teledyne Technologies Inc.	(488)	(164,685	) *
Total Electronic Equipment, Instruments & Components		(393,087)
IT Services — (3.7)%
Affirm Holdings Inc.	(3,703)	(69,468	) *

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	31

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
IT Services — continued
Bechtle AG	(2,544)	$(91,454	) (a)
Fidelity National Information Services Inc.	(1,433)	(108,292)
GMO Payment Gateway Inc.	(2,200)	(150,812	) (a)
Nexi SpA	(13,460)	(108,731	) *(a)
NEXTDC Ltd.	(24,916)	(139,406	) *(a)
Nomura Research Institute Ltd.	(4,200)	(102,578	) (a)
Paysafe Ltd.	(76,658)	(105,788	) *
Shift4 Payments Inc., Class A Shares	(2,687)	(119,867	) *
Shopify Inc., Class A Shares	(4,600)	(123,846	) *
Switch Inc., Class A Shares	(5,076)	(171,010)
Worldline SA	(4,168)	(164,743	) *(a)
Total IT Services		(1,455,995)
Semiconductors & Semiconductor Equipment — (0.6)%
ams-OSRAM AG	(15,904)	(98,998	) *(a)
Wolfspeed Inc.	(1,696)	(175,299	) *
Total Semiconductors & Semiconductor Equipment		(274,297)
Software — (5.4)%
Avalara Inc.	(1,484)	(136,231	) *
AVEVA Group PLC	(5,649)	(194,903	) (a)
Bentley Systems Inc., Class B Shares	(2,862)	(87,549)
Bill.com Holdings Inc.	(789)	(104,440	) *
Black Knight Inc.	(2,067)	(133,797	) *
BlackBerry Ltd.	(21,500)	(101,325	) *
Ceridian HCM Holding Inc.	(2,650)	(148,082	) *
Cint Group AB	(20,675)	(112,888	) *(a)
DoubleVerify Holdings Inc.	(4,600)	(125,810	) *
Lightspeed Commerce Inc.	(6,600)	(116,152	) *
Money Forward Inc.	(3,800)	(79,858	) *(a)
Netcompany Group A/S	(2,968)	(99,230	) *(a)
Paycor HCM Inc.	(3,900)	(115,284	) *
Roper Technologies Inc.	(318)	(114,366)
SentinelOne Inc., Class A Shares	(4,919)	(125,730	) *
Sinch AB	(15,510)	(20,562	) *(a)
UiPath Inc., Class A Shares	(8,588)	(108,295	) *
Unity Software Inc.	(2,150)	(68,499	) *
VMware Inc., Class A Shares	(1,378)	(146,702)
Total Software		(2,139,703)
Total Information Technology		(4,384,879)

See Notes to Financial Statements.

32	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Materials — (7.3)%
Chemicals — (4.6)%
Air Liquide SA	(1,251)	$(142,988	) (a)
Akzo Nobel NV	(2,491)	(141,165	) (a)
Clariant AG, Registered Shares	(6,390)	(102,072	) (a)
Croda International PLC	(2,118)	(151,276	) (a)
Ecolab Inc.	(1,135)	(163,917)
Givaudan SA, Registered Shares	(50)	(151,050	) (a)
International Flavors & Fragrances Inc.	(1,433)	(130,159)
JSR Corp.	(4,900)	(92,917	) (a)
Koninklijke DSM NV	(1,200)	(136,549	) (a)
Nippon Paint Holdings Co. Ltd.	(22,300)	(150,635	) (a)
PPG Industries Inc.	(1,166)	(129,065)
Quaker Chemical Corp.	(667)	(96,301)
Sherwin-Williams Co.	(572)	(117,117)
Sika AG, Registered Shares	(642)	(129,037	) (a)
Total Chemicals		(1,834,248)
Construction Materials — (0.4)%
Holcim AG	(4,168)	(170,807	) (a)
Containers & Packaging — (1.1)%
AptarGroup Inc.	(1,254)	(119,168)
Ball Corp.	(2,210)	(106,787)
SIG Group AG	(6,000)	(121,825	) (a)
Smurfit Kappa Group PLC	(3,180)	(90,945	) (a)
Total Containers & Packaging		(438,725)
Metals & Mining — (1.0)%
Antofagasta PLC	(12,100)	(148,271	) (a)
Fortescue Metals Group Ltd.	(11,981)	(128,620	) (a)
Wheaton Precious Metals Corp.	(3,200)	(103,620)
Total Metals & Mining		(380,511)
Paper & Forest Products — (0.2)%
West Fraser Timber Co. Ltd.	(1,200)	(86,811)
Total Materials		(2,911,102)
Real Estate — (3.5)%
Equity Real Estate Investment Trusts (REITs) — (3.0)%
Aedifica SA	(1,777)	(136,970	) (a)
AEON REIT Investment Corp.	(110)	(118,817	) (a)
American Tower Corp.	(763)	(163,816)
Crown Castle Inc.	(1,015)	(146,718)
GLP J-REIT	(127)	(140,850	) (a)
Hoshino Resorts REIT Inc.	(23)	(106,843	) (a)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	33

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Nippon Prologis REIT Inc.	(47)	$(103,044	) (a)
Primary Health Properties PLC	(76,340)	(96,731	) (a)
Realty Income Corp.	(2,508)	(145,966)
Total Equity Real Estate Investment Trusts (REITs)		(1,159,755)
Real Estate Management & Development — (0.5)%
Altus Group Ltd.	(2,900)	(94,011)
Grainger PLC	(43,042)	(110,246)
Total Real Estate Management & Development		(204,257)
Total Real Estate		(1,364,012)
Utilities — (2.6)%
Electric Utilities — (0.7)%
Emera Inc.	(2,700)	(109,243)
NextEra Energy Inc.	(1,911)	(149,842)
Total Electric Utilities		(259,085)
Gas Utilities — (0.3)%
APA Group	(22,265)	(136,995	) (a)
Independent Power and Renewable Electricity Producers — (0.7)%
Meridian Energy Ltd.	(39,230)	(105,266	) (a)
Neoen SA	(4,877)	(162,529	) (a)
Total Independent Power and Renewable Electricity Producers		(267,795)
Multi-Utilities — (0.6)%
Dominion Energy Inc.	(1,971)	(136,216)
National Grid PLC	(12,601)	(129,716	) (a)
Total Multi-Utilities		(265,932)
Water Utilities — (0.3)%
Severn Trent PLC	(5,200)	(135,936	) (a)
Total Utilities		(1,065,743)
Total Securities Sold Short (Proceeds — $(49,195,848))		$(36,121,635)

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

ISE	— Irish Stock Exchange (Euronext Dublin)

LSE	— London Stock Exchange

REIT	— Real Estate Investment Trust

SDR	— Swedish Depository Receipts

See Notes to Financial Statements.

34	Franklin Global Market Neutral Fund 2022 Annual Report

Franklin Global Market Neutral Fund

Summary of Securities Sold Short by Country± (unaudited)
United States	33.6%
Japan	21.0
United Kingdom	10.5
Canada	7.2
Sweden	4.0
Australia	3.9
Switzerland	3.5
France	2.9
Germany	2.1
Spain	1.6
Denmark	1.4
Netherlands	1.3
Italy	1.0
Ireland	1.0
Belgium	0.8
Finland	0.7
New Zealand	0.7
Norway	0.6
China	0.5
Chile	0.4
South Korea	0.4
Faroe Islands	0.3
Brazil	0.3
Austria	0.3
100.0%

±	As a percentage of total securities sold short. Please note that the Fund holdings are as of September 30, 2022 and are subject to change.

At September 30, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	3,170,155	GBP	2,742,000	Bank of New York	10/21/22	$107,185
USD	6,422,982	JPY	913,632,000	Bank of New York	10/21/22	98,058
USD	2,409,698	CAD	3,175,000	Citibank N.A.	10/21/22	111,352
USD	3,797,399	EUR	3,797,000	Northern Trust Co.	10/21/22	70,783
Total						$387,378

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	35

Schedule of investments (cont’d)

September 30, 2022

Franklin Global Market Neutral Fund

Abbreviation(s) used in this table:

CAD	— Canadian Dollar

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

USD	— United States Dollar

See Notes to Financial Statements.

36	Franklin Global Market Neutral Fund 2022 Annual Report

Statement of assets and liabilities

September 30, 2022

Assets:
Investments, at value (Cost — $42,036,627)	$38,029,774
Foreign currency, at value (Cost — $211,465)	210,850
Cash	11,853
Foreign cash collateral held at brokers for securities sold short, at value (Cost — $25,572,413)	23,830,273
Deposits with brokers for securities sold short	15,597,043
Receivable for securities sold	2,573,338
Unrealized appreciation on forward foreign currency contracts	387,378
Dividends and interest receivable	284,033
Receivable for Fund shares sold	733
Prepaid expenses	8,861
Total Assets	80,934,136

Liabilities:
Investments sold short, at value (proceeds received — $49,195,848)	36,121,635
Payable for securities purchased	2,568,908
Payable to brokers for collateral for securities sold short	2,244,538
Dividends payable on securities sold short	64,893
Interest expense payable	11,767
Investment management fee payable	6,570
Trustees’ fees payable	1,321
Service and/or distribution fees payable	1,109
Payable for Fund shares repurchased	145
Accrued expenses	75,166
Total Liabilities	41,096,052
Total Net Assets	$39,838,084

Net Assets:
Par value (Note 6)	$38
Paid-in capital in excess of par value	36,038,834
Total distributable earnings (loss)	3,799,212
Total Net Assets	$39,838,084

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	37

Statement of assets and liabilities (cont’d)

September 30, 2022

Net Assets:
Class A	$7,753,058
Class C	$285,956
Class I	$5,863,233
Class IS	$25,935,837

Shares Outstanding:
Class A	755,701
Class C	28,779
Class I	566,026
Class IS	2,493,750

Net Asset Value:
Class A (and redemption price)	$10.26
Class C*	$9.94
Class I (and redemption price)	$10.36
Class IS (and redemption price)	$10.40
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%; 5.75% prior to August 15, 2022)	$10.86

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

38	Franklin Global Market Neutral Fund 2022 Annual Report

Statement of operations

For the Year Ended September 30, 2022

Investment Income:
Dividends	$2,029,247
Interest	218,464
Less: Foreign taxes withheld	(177,810)
Total Investment Income	2,069,901

Expenses:
Dividend expense on securities sold short	1,021,200
Investment management fee (Note 2)	639,150
Interest expense on securities sold short	331,997
Fund accounting fees	76,491
Registration fees	65,307
Audit and tax fees	51,479
Legal fees	29,603
Transfer agent fees (Note 5)	23,797
Shareholder reports	15,181
Custody fees	9,508
Trustees’ fees	6,180
Service and/or distribution fees (Notes 2 and 5)	4,963
Interest expense	1,696
Commitment fees (Note 7)	288
Insurance	271
Miscellaneous expenses	7,218
Total Expenses	2,284,329
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(169,674)
Net Expenses	2,114,655
Net Investment Loss	(44,754)

Realized and Unrealized Gain (Loss) on Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,660,347)
Securities sold short	5,851,531
Forward foreign currency contracts	5,501,201
Foreign currency transactions	(3,849,547)
Net Realized Gain	3,842,838
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(11,884,210)
Securities sold short	17,335,222
Forward foreign currency contracts	(124,006)
Foreign currencies	(3,402,358)
Change in Net Unrealized Appreciation (Depreciation)	1,924,648
Net Gain on Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions	5,767,486
Increase in Net Assets From Operations	$5,722,732

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	39

Statements of changes in net assets

For the Years Ended September 30,	2022	2021

Operations:
Net investment loss	$(44,754)	$(605,851)
Net realized gain	3,842,838	3,389,406
Change in net unrealized appreciation (depreciation)	1,924,648	776,694
Increase in Net Assets From Operations	5,722,732	3,560,249

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	44,547,317	10,671,574
Reinvestment of distributions	—	—
Cost of shares repurchased	(80,211,879)	(2,677,789)
Increase (Decrease) in Net Assets From Fund Share Transactions	(35,664,562)	7,993,785
Increase (Decrease) in Net Assets	(29,941,830)	11,554,034

Net Assets:
Beginning of year	69,779,914	58,225,880
End of year	$39,838,084	$69,779,914

See Notes to Financial Statements.

40	Franklin Global Market Neutral Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.44	$9.02	$9.40	$10.35	$10.44

Income (loss) from operations:
Net investment income (loss)	0.11	(0.13)	(0.09)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	0.71	0.55	(0.29)	(0.71)	0.04
Total income (loss) from operations	0.82	0.42	(0.38)	(0.78)	0.00 [2]

Less distributions from:
Net investment income	—	—	—	(0.17)	(0.09)
Total distributions	—	—	—	(0.17)	(0.09)

Net asset value, end of year	$10.26	$9.44	$9.02	$9.40	$10.35
Total return[3]	8.58%	4.66%	(4.04)%	(7.49)%	(0.13)%

Net assets, end of year (000s)	$7,753	$101	$96	$100	$140

Ratios to average net assets:
Gross expenses	4.59%	3.59%[4]	3.36%[4]	4.11%[4]	3.67%[4]
Net expenses[5,6]	3.99	3.37 [4]	3.08 [4]	3.61 [4]	3.20 [4]
Net investment income (loss)	1.06	(1.38)	(0.94)	(0.70)	(0.35)

Portfolio turnover rate[7]	149%	134%	139%	147%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.55%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 324% for the year ended September 30, 2022, 267% for the year ended September 30, 2021, 280% for the year ended September 30, 2020, 335% for the year ended September 30, 2019 and 141% for the year ended September 30, 2018.

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2022	2021	2020	2019	2018[2]

Net asset value, beginning of year	$9.22	$8.87	$9.30	$10.33	$10.09

Income (loss) from operations:
Net investment loss	(0.05)	(0.18)	(0.14)	(0.13)	(0.01)
Net realized and unrealized gain (loss)	0.77	0.53	(0.29)	(0.70)	0.25
Total income (loss) from operations	0.72	0.35	(0.43)	(0.83)	0.24

Less distributions from:
Net investment income	—	—	—	(0.20)	—
Total distributions	—	—	—	(0.20)	—

Net asset value, end of year	$9.94	$9.22	$8.87	$9.30	$10.33
Total return[3]	7.70%	3.95%	(4.52)%	(8.14)%	2.28%

Net assets, end of year (000s)	$286	$47	$45	$47	$51

Ratios to average net assets:
Gross expenses	4.91%	4.22%	3.97%	4.76%[4]	4.68%[5]
Net expenses[6,7]	4.54	3.99	3.69	4.27 [4]	4.03 [5]
Net investment loss	(0.47)	(2.01)	(1.55)	(1.28)	(0.54) [5]

Portfolio turnover rate[8]	149%	134%	139%	147%	64%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 16, 2018 (inception date) to September 30, 2018.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.30%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[8]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 324% for the year ended September 30, 2022, 267% for the year ended September 30, 2021, 280% for the year ended September 30, 2020, 335% for the year ended September 30, 2019 and 141% for the year ended September 30, 2018.

[9]	For the year ended September 30, 2018.

See Notes to Financial Statements.

42	Franklin Global Market Neutral Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.51	$9.06	$9.42	$10.42	$10.50

Income (loss) from operations:
Net investment income (loss)	0.01	(0.09)	(0.05)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.84	0.54	(0.29)	(0.72)	0.04
Total income (loss) from operations	0.85	0.45	(0.34)	(0.75)	0.03

Less distributions from:
Net investment income	—	—	(0.02)	(0.25)	(0.11)
Total distributions	—	—	(0.02)	(0.25)	(0.11)

Net asset value, end of year	$10.36	$9.51	$9.06	$9.42	$10.42
Total return[2]	8.82%	5.08%	(3.63)%	(7.25)%	0.18%

Net assets, end of year (000s)	$5,863	$5,531	$4,903	$5,355	$4,807

Ratios to average net assets:
Gross expenses	3.70%	3.22%[3]	2.99%[3]	3.79%[3]	3.18%[3]
Net expenses[4,5]	3.44	2.99 [3]	2.71 [3]	3.31 [3]	2.71 [3]
Net investment income (loss)	0.08	(0.99)	(0.54)	(0.27)	(0.12)

Portfolio turnover rate[6]	149%	134%	139%	147%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[6]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 324% for the year ended September 30, 2022, 267% for the year ended September 30, 2021, 280% for the year ended September 30, 2020, 335% for the year ended September 30, 2019 and 141% for the year ended September 30, 2018.

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2022 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.54	$9.08	$9.44	$10.43	$10.51

Income (loss) from operations:
Net investment loss	(0.01)	(0.09)	(0.05)	(0.00) [2]	(0.01)
Net realized and unrealized gain (loss)	0.87	0.55	(0.28)	(0.74)	0.04
Total income (loss) from operations	0.86	0.46	(0.33)	(0.74)	0.03

Less distributions from:
Net investment income	—	—	(0.03)	(0.25)	(0.11)
Total distributions	—	—	(0.03)	(0.25)	(0.11)

Net asset value, end of year	$10.40	$9.54	$9.08	$9.44	$10.43
Total return[3]	8.91%	5.07%	(3.54)%	(7.13)%	0.18%

Net assets, end of year (000s)	$25,936	$64,102	$53,182	$57,929	$38,012

Ratios to average net assets:
Gross expenses	3.29%	3.18%	2.91%[4]	3.67%[4]	3.17%[4]
Net expenses[5,6]	3.05	2.95	2.63 [4]	3.18 [4]	2.70 [4]
Net investment loss	(0.13)	(0.93)	(0.50)	(0.05)	(0.11)

Portfolio turnover rate[7]	149%	134%	139%	147%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.10%. In addition, the ratio of the total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 324% for the year ended September 30, 2022, 267% for the year ended September 30, 2021, 280% for the year ended September 30, 2020, 335% for the year ended September 30, 2019 and 141% for the year ended September 30, 2018.

See Notes to Financial Statements.

44	Franklin Global Market Neutral Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin Global Market Neutral Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Franklin Global Market Neutral Fund 2022 Annual Report	45

Notes to financial statements (cont’d)

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

46	Franklin Global Market Neutral Fund 2022 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Common Stocks:
Communication Services	$790,886	$1,862,317	—		$2,653,203
Consumer Discretionary	1,924,120	2,572,438	—		4,496,558
Consumer Staples	1,297,974	1,376,355	—		2,674,329
Energy	680,522	1,040,418	—		1,720,940
Financials	2,815,699	2,299,869	—		5,115,568
Health Care	1,435,938	1,760,189	—		3,196,127
Industrials	2,273,207	4,212,134	—		6,485,341
Information Technology	2,741,154	1,583,266	—		4,324,420
Materials	1,263,551	1,666,082	$0	**	2,929,633
Real Estate	659,787	741,963	—		1,401,750
Utilities	243,126	816,860	—		1,059,986
Total Long-Term Investments	16,125,964	19,931,891	0	**	36,057,855
Short-Term Investments†	1,971,919	—	—		1,971,919
Total Investments	$18,097,883	$19,931,891	$0	**	$38,029,774
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$387,378	—		$387,378
Total	$18,097,883	$20,319,269	$0	**	$38,417,152

Franklin Global Market Neutral Fund 2022 Annual Report	47

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Securities Sold Short†:
Common Stocks:
Communication Services	$750,899	$1,941,806	—	$2,692,705
Consumer Discretionary	1,527,977	2,934,658	—	4,462,635
Consumer Staples	940,352	1,855,899	—	2,796,251
Energy	1,285,164	326,830	—	1,611,994
Financials	2,911,819	2,224,679	—	5,136,498
Health Care	1,412,347	1,779,816	—	3,192,163
Industrials	2,140,352	4,363,301	—	6,503,653
Information Technology	2,792,314	1,592,565	—	4,384,879
Materials	1,052,945	1,858,157	—	2,911,102
Real Estate	660,757	703,255	—	1,364,012
Utilities	395,301	670,442	—	1,065,743
Total Securities Sold Short	15,870,227	20,251,408	—	36,121,635

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

**	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

48	Franklin Global Market Neutral Fund 2022 Annual Report

(c) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Franklin Global Market Neutral Fund 2022 Annual Report	49

Notes to financial statements (cont’d)

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

50	Franklin Global Market Neutral Fund 2022 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Franklin Global Market Neutral Fund 2022 Annual Report	51

Notes to financial statements (cont’d)

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(4,842)	$4,842

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s investments in REITs.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.

52	Franklin Global Market Neutral Fund 2022 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.55%, 2.30%, 1.20% and 1.10%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation for each class as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended September 30, 2022, fees waived and/or expenses reimbursed amounted to $169,674.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires September 30, 2023	$276	$126	$14,342	$161,282
Expires September 30, 2024	216	100	11,021	134,819
Expires September 30, 2025	9,090	441	30,354	129,633
Total fee waivers/expense reimbursements subject to recapture	$9,582	$667	$55,717	$425,734

For the year ended September 30, 2022, LMPFA did not recapture any fees.

Franklin Global Market Neutral Fund 2022 Annual Report	53

Notes to financial statements (cont’d)

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$2,128
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of September 30, 2022, Franklin Resources and its affiliates owned 65% of the Fund.

3. Investments

During the year ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$88,263,176
Sales	99,560,088

*	Excluding securities sold short and covers on securities sold short in the amount of $101,026,911 and $104,394,700, respectively.

At September 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/(Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$43,271,635	$785,343	$(6,027,204)	$(5,241,861)
Securities sold short	(49,195,848)	13,390,664	(316,451)	13,074,213
Forward foreign currency contracts	—	387,378	—	387,378

54	Franklin Global Market Neutral Fund 2022 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2022.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$387,378

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$5,501,201

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(124,006)

During the year ended September 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$27,233,662

Franklin Global Market Neutral Fund 2022 Annual Report	55

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$205,243	—	$205,243	—	$205,243
Citibank N.A.	111,352	—	111,352	—	111,352
Northern Trust Co.	70,783	—	70,783	—	70,783
Total	$387,378	—	$387,378	—	$387,378

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$3,772	$2,254
Class C	1,191	82
Class I	—	18,891
Class IS	—	2,570
Total	$4,963	$23,797

For the year ended September 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$9,090
Class C	441
Class I	30,366
Class IS	129,777
Total	$169,674

56	Franklin Global Market Neutral Fund 2022 Annual Report

6. Shares of beneficial interest

At September 30, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares		Amount
Class A
Shares sold	962,169	$9,944,831	0	*	$1
Shares issued on reinvestment	—	—	—		—
Shares repurchased	(217,129)	(2,215,584)	—		—
Net increase	745,040	$7,729,247	0	*	$1

Class C
Shares sold	25,722	$258,259	—		—
Shares issued on reinvestment	—	—	—		—
Shares repurchased	(2,000)	(20,452)	—		—
Net increase	23,722	$237,807	—		—

Class I
Shares sold	3,016,181	$31,379,389	47,543		$452,350
Shares issued on reinvestment	—	—	—		—
Shares repurchased	(3,031,491)	(31,237,820)	(7,356)		(66,329)
Net increase (decrease)	(15,310)	$141,569	40,187		$386,021

Class IS
Shares sold	295,849	$2,964,838	1,145,469		$10,219,223
Shares issued on reinvestment	—	—	—		—
Shares repurchased	(4,521,660)	(46,738,023)	(283,023)		(2,611,460)
Net increase (decrease)	(4,225,811)	$(43,773,185)	862,446		$7,607,763

*	Less than 1 share.

7. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended September 30, 2022.

Franklin Global Market Neutral Fund 2022 Annual Report	57

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended September 30, 2022 and 2021.

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$5,979,427
Deferred capital losses*	(8,210,210)
Other book/tax temporary differences(a)	(440,938)
Unrealized appreciation (depreciation)(b)	6,470,933
Total distributable earnings (loss) — net	$3,799,212

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between the book and tax cost basis of investments in real estate investment trusts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021

58	Franklin Global Market Neutral Fund 2022 Annual Report

and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Franklin Global Market Neutral Fund 2022 Annual Report	59

Notes to financial statements (cont’d)

The Valuation Committee determined that based on their analysis of the market and access to market participants, the Russian equity securities held by the Fund had little or no value at September 30, 2022.

60	Franklin Global Market Neutral Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Franklin Global Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin Global Market Neutral Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin Global Market Neutral Fund 2022 Annual Report	61

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Franklin Global Market Neutral Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Franklin Advisers, Inc. (“Franklin Advisers”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Franklin Advisers, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

62	Franklin Global Market Neutral Fund

proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Franklin Global Market Neutral Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as alternative equity market-neutral funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3- and 5-year periods ended December 31, 2021 and since inception of the Fund’s Class I shares (November 30, 2015) through December 31, 2021 was above the median performance of the funds in the Performance Universe for the 1-year period and below the median performance of the funds in the Performance Universe for the since inception, 3- and 5-year periods, and ranked in the first quintile of the funds in the Performance Universe for the 1-year period. The Board noted the explanations from the Manager and Franklin Advisers concerning the reasons for the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance was ahead of its benchmark and peer group for the quarter ended March 31, 2022.

64	Franklin Global Market Neutral Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, noting that there were none.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Franklin Global Market Neutral Fund	65

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of institutional funds consisting of six alternative equity market-neutral funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional alternative equity market-neutral funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was below the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was below the median of management fees paid by the funds in the Expense Group and at the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was below the median of the total expense ratios of the funds in the Expense Group and approximately equivalent to the median of the actual total expense ratios of the funds in the Expense Universe. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board also noted the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

66	Franklin Global Market Neutral Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

Franklin Global Market Neutral Fund	67

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP for the Franklin Templeton and Legg Mason Funds is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

68	Franklin Global Market Neutral Fund

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Franklin Global Market Neutral Fund	69

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin Global Market Neutral Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

70	Franklin Global Market Neutral Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Franklin Global Market Neutral Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

72	Franklin Global Market Neutral Fund

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 59 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Franklin Global Market Neutral Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Franklin Templeton

280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

74	Franklin Global Market Neutral Fund

Additional Officers (cont’d)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Franklin Global Market Neutral Fund	75

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2022:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$235,031
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$1,605,177
Qualified Business Income Dividends Earned	§199A	$17,354

76	Franklin Global Market Neutral Fund

Franklin

Global Market Neutral Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Franklin Global Market Neutral Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Franklin Global Market Neutral Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin Global Market Neutral Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

QSIN316994 11/22 SR22-4531

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2021 and September 30, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,330 in September 30, 2021 and $279,112 in September 30, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2021 and $0 in September 30, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $80,500 in September 30, 2021 and $70,500 in September 30, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2021 and $0 in September 30, 2022, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2021 and September 30, 2022; Tax Fees were 100% and 100% for September 30, 2021 and September 30, 2022; and Other Fees were 100% and 100% for September 30, 2021 and September 30, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,124,357 in September 30, 2021 and $1,253,103 in September 30, 2022.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 23, 2022